SECURITIES AND EXCHANGE COMMISSION

                               Washington, D. C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

                                    Date of Report
                                    June 13, 1997

                                     FISERV, INC.
               (Exact name of registrant as specified in its charter)

                                      Wisconsin
                   (State or other jurisdiction of incorporation)


                        0-14948                          39-1506125
               (Commission File Number)      (IRS Employer Identification No.)

                   255 Fiserv Drive                        53045
                 Brookfield, Wisconsin                   (Zip code)
                 (Address of principal
                  executive offices)


                 Registrant's telephone number, including area code
                                   (414) 879-5000

Item 2.  Acquisition or Disposition of Assets.

On May 30, 1997 the Company completed its previously announced agreement to acquire all of the outstanding shares of BHC Financial, Inc. ("BHC") in a transaction to be accounted for as a pooling of interests. The consideration for the acquisition was 5,683,769 shares of Common Stock, $.01 par value, of the Registrant.

Item 7.  Financial Statements and Exhibits.

(a) The financial statements required by Form 8-K have not been prepared as of the date of this report. Such required financial statements will be filed as soon as practicable, but not later than 60 days after the date of this report.

(b) The pro forma financial statements required by Form 8-K have not been prepared as of the date of this report. Such pro forma financial statements will be filed as soon as practicable, but not later than 60 days after the date of this report.

(c) Exhibits.

Agreement and Plan of Merger among BHC Financial, Inc., Fiserv, Inc. and Fiserv Delaware Sub, Inc. has been filed as Appendix A to Form S-4 filed by the Company and BHC on April 17, 1997 and is incorporated herein by reference (Registration Statement No. 333-23349).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FISERV, INC.


                                By /S/ EDWARD P. ALBERTS
                                ------------------------
                                EDWARD P. ALBERTS
                                Senior Vice President - Finance

Date:  June 13, 1997